Exhibit C.III Discussion materials May 2021 0Exhibit C.III Discussion materials May 2021 0

The JPMorgan Team dedicated to Inovalon Banking Coverage Mergers & Acquisitions Madhu Namburi Stas Byhovsky Scott Glowinski Drago Rajkovic Eric Rabinowitz Kyu Ha Lim Head of Global Technology Managing Director Managing Director Vice Chairman of Managing Director Executive Director Investment Banking Mergers & Acquisitions Equity-Linked Equity Capital Markets Leveraged Finance Capital Markets Greg Chamberlain Alejandra Fernandez Bianca Buck Santosh Sreenivasan Bradford Garvey Head of Technology Equity Executive Director Vice President Managing Director Managing Director Capital Markets 1The JPMorgan Team dedicated to Inovalon Banking Coverage Mergers & Acquisitions Madhu Namburi Stas Byhovsky Scott Glowinski Drago Rajkovic Eric Rabinowitz Kyu Ha Lim Head of Global Technology Managing Director Managing Director Vice Chairman of Managing Director Executive Director Investment Banking Mergers & Acquisitions Equity-Linked Equity Capital Markets Leveraged Finance Capital Markets Greg Chamberlain Alejandra Fernandez Bianca Buck Santosh Sreenivasan Bradford Garvey Head of Technology Equity Executive Director Vice President Managing Director Managing Director Capital Markets 1

JPMorgan has led more software equity deals than any other bank Software equity since 2016 (160 deals) Lead-Left 90 90 Software equity 75 deals since 2016 69 $43bn 44 Proceeds raised 41 JPM+GS JPM+MS 67% Market share 2 Source: Dealogic; excludes bought deals, REITs, and deals <$50mm

JPMorgan is the leading M&A advisor to technology companies 2019–’21 Global Tech M&A deals Select marquee JPMorgan technology advisory transactions Volume No. of April 2021 December 2021 March 2021 February 2021 February 2021 January 2021 Rank Advisor ($mm) deals $52,000,000,000 $9,500,000,000 $7,000,000,000 $2,100,000,000 $5,340,000,000 $2,250,000,000 October 2018 1 JPMorgan 559,017 168 $34,000,000,000 Acquired Spin-off of its Has been Has Has Has been Has October 2020 81% stake in acquired by acquired acquired acquired by acquired 2 Goldman Sachs 600,108 163 Spun off Managed Infrastructure Services Unit 3 Morgan Stanley 471,103 121 August 2020 July 2020 December 2020 December 2020 December 2020 November 2020 July 2020 $11,000,000,000 $21,400,000,000 $7,200,000,000 $1,150,000,000 $1,000,000,000 $1,600,000,000 $925,000,000 4 BofA Securities 393,885 101 Has been acquired from Has merged Has been Has been Has been Has been Has 5 Citi 189,486 66 with acquired by acquired by acquired by acquired by acquired by & 2021 YTD Global Tech M&A deals December 2019 August 2019 July 2020 May 2020 December 2019 December 2019 December 2019 Volume No. of $16,000,000,000 $10,700,000,000 $4,400,000,000 Undisclosed $1,028,000,000 $4,400,000,000 $1,950,000,000 Rank Advisor ($mm) deals 1 JPMorgan 143,223 40 Has Has acquired Has been Has Has Has been Has been spun off acquired by acquired acquired acquired by acquired by 2 Goldman Sachs 111,968 35 3 Morgan Stanley 52,2849 17 May 2019 October 2020 November 2019 October 2019 August 2019 June 2019 March 2019 $25,700,000,000 $9,900,000,000 $5,400,000,000 $3,900,000,000 $4,800,000,000 €9,000,000,000 $7,300,000,000 4 BofA Securities 28,717 16 Has merged Has Has Has been Has acquired Has acquired Has been with acquired acquired acquired by acquired by 5 Jefferies 25,511 13 & Source: Dealogic, JPMorgan Note: Data as of 4/15/2021; rank eligible deals greater than equal to $100mm with any (target, acquiror, divestor) 3JPMorgan is the leading M&A advisor to technology companies 2019–’21 Global Tech M&A deals Select marquee JPMorgan technology advisory transactions Volume No. of April 2021 December 2021 March 2021 February 2021 February 2021 January 2021 Rank Advisor ($mm) deals $52,000,000,000 $9,500,000,000 $7,000,000,000 $2,100,000,000 $5,340,000,000 $2,250,000,000 October 2018 1 JPMorgan 559,017 168 $34,000,000,000 Acquired Spin-off of its Has been Has Has Has been Has October 2020 81% stake in acquired by acquired acquired acquired by acquired 2 Goldman Sachs 600,108 163 Spun off Managed Infrastructure Services Unit 3 Morgan Stanley 471,103 121 August 2020 July 2020 December 2020 December 2020 December 2020 November 2020 July 2020 $11,000,000,000 $21,400,000,000 $7,200,000,000 $1,150,000,000 $1,000,000,000 $1,600,000,000 $925,000,000 4 BofA Securities 393,885 101 Has been acquired from Has merged Has been Has been Has been Has been Has 5 Citi 189,486 66 with acquired by acquired by acquired by acquired by acquired by & 2021 YTD Global Tech M&A deals December 2019 August 2019 July 2020 May 2020 December 2019 December 2019 December 2019 Volume No. of $16,000,000,000 $10,700,000,000 $4,400,000,000 Undisclosed $1,028,000,000 $4,400,000,000 $1,950,000,000 Rank Advisor ($mm) deals 1 JPMorgan 143,223 40 Has Has acquired Has been Has Has Has been Has been spun off acquired by acquired acquired acquired by acquired by 2 Goldman Sachs 111,968 35 3 Morgan Stanley 52,2849 17 May 2019 October 2020 November 2019 October 2019 August 2019 June 2019 March 2019 $25,700,000,000 $9,900,000,000 $5,400,000,000 $3,900,000,000 $4,800,000,000 €9,000,000,000 $7,300,000,000 4 BofA Securities 28,717 16 Has merged Has Has Has been Has acquired Has acquired Has been with acquired acquired acquired by acquired by 5 Jefferies 25,511 13 & Source: Dealogic, JPMorgan Note: Data as of 4/15/2021; rank eligible deals greater than equal to $100mm with any (target, acquiror, divestor) 3

#1 software M&A franchise generating the highest premium in sell-sides 1 2 Global software advisory volume 2018 – 2020 ($bn) Average tech sell-side premiums since 2013 $277 41% $223 $221 38% 37% 35% 35% 31% 1-day 1-month 1-day 1-month 1-day 1-month Source: JPMorgan, Dealogic (M&A Analytics); Note: Premium calculated based on offer price at announcement compared to the 1-day and 1-month unaffected pre-announcement trading price 1 2 Rank eligible deals greater than equal to $100mm with any (target, acquiror, divestor); Includes technology sell-side transactions with deal value greater than $500mm involving a U.S. public target 4#1 software M&A franchise generating the highest premium in sell-sides 1 2 Global software advisory volume 2018 – 2020 ($bn) Average tech sell-side premiums since 2013 $277 41% $223 $221 38% 37% 35% 35% 31% 1-day 1-month 1-day 1-month 1-day 1-month Source: JPMorgan, Dealogic (M&A Analytics); Note: Premium calculated based on offer price at announcement compared to the 1-day and 1-month unaffected pre-announcement trading price 1 2 Rank eligible deals greater than equal to $100mm with any (target, acquiror, divestor); Includes technology sell-side transactions with deal value greater than $500mm involving a U.S. public target 4

JPMorgan has the leading Healthcare practice Recent JPMorgan Healthcare Technology Advisory Deals 2014-2020 healthcare M&A advisory rankings October 2020 $1.4bn June 2020 $4.9bn January 2021 $1.4bn Rank Advisor Volume ($bn) Number of deals 1 JPMorgan $1,190 293 Financial advisor to Talkspace on Financial advisor to Allscripts on its sale Advisor and Lead Left Bookrunner on $1.4bn merger with Hudson Executive 40%+ more Investment Corp of CarePort Health acquisition financing to acquire Cotiviti than 2 Goldman Sachs $1,252 204 nearest May 2020 $1.1bn March 2020 $5.0bn February 2020 $1.8bn competitor 3 Morgan Stanley $1,000 136 Financial advisor and Lead Left Sole advisor to DXC on the sale of its Sole advisor to Agfa on the sale of its Bookrunner on Gainwell’s acquisition Medicaid technology business to HCIT business to Dedalus financing of HMS Veritas Citi 4 $533 111 January 2020 $1.1bn September 2019 $1.0bn July 2019 $2.7bn Barclays 5 $364 110 Advisor to Waystar on its sale of a Sole advisor to InTouch on sale to Sole advisor to CitiusTech on its sale to majority equity stake to EQT and Teladoc Baring Private Equity Asia CPPIB 6 BofA Securities $327 75 March 2019 $1.4bn December 2018 Undisclosed November 2018 $5.7bn 7 Lazard $363 72 Advisor on sale of TRANZACT to Willis Advisor on sale of Allscripts stake to GI Lead Left Bookrunner on Veritas’ 8 Centerview Partners $468 68 Towers Watson Partners and TA Associates acquisition financing of Athena Health August 2018 Undisclosed Jefferies 9 $80 67 Rothschild 10 $67 58 Advisor to GoodRx on recapitalization by Silver Lake and Francisco Partners Source: Dealogic Notes: Target industry is Healthcare; 2014–present; tombstones are mentioned as of completion year 5JPMorgan has the leading Healthcare practice Recent JPMorgan Healthcare Technology Advisory Deals 2014-2020 healthcare M&A advisory rankings October 2020 $1.4bn June 2020 $4.9bn January 2021 $1.4bn Rank Advisor Volume ($bn) Number of deals 1 JPMorgan $1,190 293 Financial advisor to Talkspace on Financial advisor to Allscripts on its sale Advisor and Lead Left Bookrunner on $1.4bn merger with Hudson Executive 40%+ more Investment Corp of CarePort Health acquisition financing to acquire Cotiviti than 2 Goldman Sachs $1,252 204 nearest May 2020 $1.1bn March 2020 $5.0bn February 2020 $1.8bn competitor 3 Morgan Stanley $1,000 136 Financial advisor and Lead Left Sole advisor to DXC on the sale of its Sole advisor to Agfa on the sale of its Bookrunner on Gainwell’s acquisition Medicaid technology business to HCIT business to Dedalus financing of HMS Veritas Citi 4 $533 111 January 2020 $1.1bn September 2019 $1.0bn July 2019 $2.7bn Barclays 5 $364 110 Advisor to Waystar on its sale of a Sole advisor to InTouch on sale to Sole advisor to CitiusTech on its sale to majority equity stake to EQT and Teladoc Baring Private Equity Asia CPPIB 6 BofA Securities $327 75 March 2019 $1.4bn December 2018 Undisclosed November 2018 $5.7bn 7 Lazard $363 72 Advisor on sale of TRANZACT to Willis Advisor on sale of Allscripts stake to GI Lead Left Bookrunner on Veritas’ 8 Centerview Partners $468 68 Towers Watson Partners and TA Associates acquisition financing of Athena Health August 2018 Undisclosed Jefferies 9 $80 67 Rothschild 10 $67 58 Advisor to GoodRx on recapitalization by Silver Lake and Francisco Partners Source: Dealogic Notes: Target industry is Healthcare; 2014–present; tombstones are mentioned as of completion year 5

Situation overview 6Situation overview 6

Inovalon 3.0 – dramatic progress to-date Company view Market view • Established the company as the industry-leading • Market perception of Inovalon story has 1 1 technology platform in healthcare dramatically improved over the last year • Significantly strengthened technology platform 2 • Increasing recognition of Inovalon as the premier 2 and go-to-market capabilities technology platform in health care • Reached leading client presence across all 3 3 • Increasing belief in long-term growth potential healthcare verticals • Dramatically improved financial model dynamics • Valuation trajectory has improved and continues 4 4 to be consistent with leading software companies to trend up • Executed several strategic acquisitions and 5 • Increasing participation of software investors in 5 delivered strong return on invested capital shareholder base 6 • Delevered balance sheet 7• Rebuilt strong dialogue with investors 7Inovalon 3.0 – dramatic progress to-date Company view Market view • Established the company as the industry-leading • Market perception of Inovalon story has 1 1 technology platform in healthcare dramatically improved over the last year • Significantly strengthened technology platform 2 • Increasing recognition of Inovalon as the premier 2 and go-to-market capabilities technology platform in health care • Reached leading client presence across all 3 3 • Increasing belief in long-term growth potential healthcare verticals • Dramatically improved financial model dynamics • Valuation trajectory has improved and continues 4 4 to be consistent with leading software companies to trend up • Executed several strategic acquisitions and 5 • Increasing participation of software investors in 5 delivered strong return on invested capital shareholder base 6 • Delevered balance sheet 7• Rebuilt strong dialogue with investors 7

Since introducing Inovalon 2.0, the stock has outperformed the broader markets and is currently trading close to an all-time high Stock price performance since launch of Inovalon 2.0 FV / 1-year forward EBITDA multiple evolution 300% 25.0x Since 1M 6M 1 year 2 year High: 21.4x 1 INOV 2.0 Low: 12.4x 22.0% 54.4% 62.6% 117.7% 136.3% INOV 13.4% 27.2% 43.3% 43.1% 58.9% 250% S&P 500 INOV 136.3% 20.6x 200% 20.0x SP50 150% 58.9% 100% 15.0x 50% 0% 10.0x Dec-18 Mar-19 Jul-19 Nov-19 Feb-20 Jun-20 Sep-20 Jan-21 Apr-21 Dec-18 Apr-19 Jul-19 Nov-19 Feb-20 Jun-20 Sep-20 Jan-21 Apr-21 8 Source: FactSet as of 04/29/21; Equity research 1 As of 12/12/18 investor day

Inovalon, positioned as a technology story, has further upside potential 4 Revenue Growth Gross margin EBITDA Margin FV / Revenue FV / EBITDA FV / uFCF FV / Target uFCF Firm value ($bn) 2022E 2022E 2022E 2022E 2022E 2022E 2022E 2 3 15% 67% 72–75% 37% 6.6x 22.6x 27.9x N/A $5.6 11% 18.0x $44.4 18% 53% 40% 18.1x 44.9x 56.3x 53.0x $21.4 27% 69% 47% 25.7x 54.9x 61.7x 57.2x 46.2x $16.8 68% 34% 16.2x 47.8x 61.7x 41.7x 9% 63% 36% 10.4x 28.6x 47.8x $65.8 Median: 17.2x Median: 46.4x Median: 59.0x Median: 49.6x 18% 65% 23% 11.0x 47.4x 52.5x 36.7x $64.8 1 7.4x 21.3x 19% 63% 25% 29.4x 39.9x $239.1 14% 78% 49% 14.1x 28.7x 34.1x 31.4x $249.9 Median: 11.0x Median: 29.4x Median: 39.9x Median: 31.4x Target 9 1 2 3 Source: Company Filings, Factset as of 04/29/21; Note: Sorted by 2022E FV / EBITDA; Pro forma for Slack acquisition; Burdened by $64mm in estimated capitalized software development costs; Inovalon 2022E uFCF calculated using 2021E uFCF 4 target margin of 24% applied to 2022E revenue; Calculated by applying target uFCF margin to 2022E revenue Large Cap Software Healthcare technology / DaaSInovalon, positioned as a technology story, has further upside potential 4 Revenue Growth Gross margin EBITDA Margin FV / Revenue FV / EBITDA FV / uFCF FV / Target uFCF Firm value ($bn) 2022E 2022E 2022E 2022E 2022E 2022E 2022E 2 3 15% 67% 72–75% 37% 6.6x 22.6x 27.9x N/A $5.6 11% 18.0x $44.4 18% 53% 40% 18.1x 44.9x 56.3x 53.0x $21.4 27% 69% 47% 25.7x 54.9x 61.7x 57.2x 46.2x $16.8 68% 34% 16.2x 47.8x 61.7x 41.7x 9% 63% 36% 10.4x 28.6x 47.8x $65.8 Median: 17.2x Median: 46.4x Median: 59.0x Median: 49.6x 18% 65% 23% 11.0x 47.4x 52.5x 36.7x $64.8 1 7.4x 21.3x 19% 63% 25% 29.4x 39.9x $239.1 14% 78% 49% 14.1x 28.7x 34.1x 31.4x $249.9 Median: 11.0x Median: 29.4x Median: 39.9x Median: 31.4x Target 9 1 2 3 Source: Company Filings, Factset as of 04/29/21; Note: Sorted by 2022E FV / EBITDA; Pro forma for Slack acquisition; Burdened by $64mm in estimated capitalized software development costs; Inovalon 2022E uFCF calculated using 2021E uFCF 4 target margin of 24% applied to 2022E revenue; Calculated by applying target uFCF margin to 2022E revenue Large Cap Software Healthcare technology / DaaS

Strong capital markets backdrop Strong equity issuance in 2020 with 2021 YTD off to a strong start ($bn) $382 IPOs Follow-ons $215 $229 $212 $79 $129 $74 $114 $107 $47 $43 $167 $150 $32 $104 $138 $21 $25 $29.5 $64 $11 2020 2021 YTD Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Debt rates are at their multi-year lows Equity markets are at all time highs JPMorgan HY index yields 12% BB Yield 9% 10-year average: 5.09% 6% 3.59% 3% 0% Apr-11 Feb-12 Dec-12 Oct-13 Aug-14 May-15 Mar-16 Jan-17 Nov-17 Sep-18 Jul-19 May-20 Feb-21 10 Source: Dealogic, Factset as of 04/29/21Strong capital markets backdrop Strong equity issuance in 2020 with 2021 YTD off to a strong start ($bn) $382 IPOs Follow-ons $215 $229 $212 $79 $129 $74 $114 $107 $47 $43 $167 $150 $32 $104 $138 $21 $25 $29.5 $64 $11 2020 2021 YTD Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Debt rates are at their multi-year lows Equity markets are at all time highs JPMorgan HY index yields 12% BB Yield 9% 10-year average: 5.09% 6% 3.59% 3% 0% Apr-11 Feb-12 Dec-12 Oct-13 Aug-14 May-15 Mar-16 Jan-17 Nov-17 Sep-18 Jul-19 May-20 Feb-21 10 Source: Dealogic, Factset as of 04/29/21

Recent equity issuance Recent marketed follow-ons (deal size > $500mm) Price performance (%) JPMorgan led deals Pricing date Issuer name Size ($mm) Mkt cap ($mm) % of mkt cap % sec File / offer Offer / Current Technology 03/18/21 Skillz $768 $10,347 7% 47% (22%) (25%) 03/02/21 Cardlytics 501 4,249 12% - (8%) 7% 02/18/21 Twilio 1,833 64,118 3% - (4%) (12%) 02/18/21 Chegg 476 14,548 3% - (9%) (10%) 02/11/21 Varonis Systems 518 6,832 8% - (3%) (72%) 02/09/21 Lightspeed POS 676 9,357 7% - (3%) (0%) 02/05/21 Allegro Microsystems 586 5,997 10% 100% (5%) (16%) 02/04/21 Opendoor 771 16,318 5% - (5%) (23%) 01/13/21 Lemonade 796 10,578 8% 32% (10%) (44%) 01/12/21 Zoom Video 2,000 104,127 2% - 1% (6%) 12/10/20 Sea 2,960 71,423 4% - (4%) 32% 12/09/20 Fiserv 2,254 76,819 3% 100% (5%) 9% 12/03/20 Shift4 Payments 511 1,677 30% 100% (10%) 76% 12/01/20 ZoomInfo Technologies 647 3,319 19% 100% (8%) 16% 11/18/20 Pinduoduo 4,126 151,819 3% - (12%) 10% Mean $1,295 $36,769 8% 34% (7%) (4%) Median $768 $10,578 7% 0% (5%) (6%) Healthcare 04/20/21 Zai Lab $857 $14,133 6% - (9%) 12% 04/07/21 Maravai LifeSciences 563 3,137 18% 100% (10%) 22% 03/17/21 Sotera 675 7,848 9% 100% (5%) (5%) 03/01/21 Syneos Health 525 8,068 7% 100% (3%) 11% 02/10/21 Oak Street Health 690 13,833 5% 100% 4% 10% 02/04/21 Veracyte 633 5,168 12% - 0% (34%) 02/02/21 Argenx 1,068 16,535 6% - 1% (9%) 01/27/21 CureVac 518 17,661 3% - (14%) 28% 11/30/20 Elanco Animal Health 1,896 14,436 13% 100% (3%) 6% 10/27/20 Mirati Therapeutics 1,002 10,275 10% 8% 3% (19%) 04/20/21 Zai Lab 857 14,133 6% - (9%) 12% 04/07/21 Maravai LifeSciences 563 3,137 18% 100% (10%) 22% 03/17/21 Sotera 675 7,848 9% 100% (5%) (5%) 03/01/21 Syneos Health 525 8,068 7% 100% (3%) 11% 02/10/21 Oak Street Health 601 13,833 4% 100% 4% 10% Mean $803 $11,574 9% 62% (4%) 5% Median $675 $12,054 8% 100% (4%) 11% 11 Source: Dealogic, Factset as of 4/29/21Recent equity issuance Recent marketed follow-ons (deal size > $500mm) Price performance (%) JPMorgan led deals Pricing date Issuer name Size ($mm) Mkt cap ($mm) % of mkt cap % sec File / offer Offer / Current Technology 03/18/21 Skillz $768 $10,347 7% 47% (22%) (25%) 03/02/21 Cardlytics 501 4,249 12% - (8%) 7% 02/18/21 Twilio 1,833 64,118 3% - (4%) (12%) 02/18/21 Chegg 476 14,548 3% - (9%) (10%) 02/11/21 Varonis Systems 518 6,832 8% - (3%) (72%) 02/09/21 Lightspeed POS 676 9,357 7% - (3%) (0%) 02/05/21 Allegro Microsystems 586 5,997 10% 100% (5%) (16%) 02/04/21 Opendoor 771 16,318 5% - (5%) (23%) 01/13/21 Lemonade 796 10,578 8% 32% (10%) (44%) 01/12/21 Zoom Video 2,000 104,127 2% - 1% (6%) 12/10/20 Sea 2,960 71,423 4% - (4%) 32% 12/09/20 Fiserv 2,254 76,819 3% 100% (5%) 9% 12/03/20 Shift4 Payments 511 1,677 30% 100% (10%) 76% 12/01/20 ZoomInfo Technologies 647 3,319 19% 100% (8%) 16% 11/18/20 Pinduoduo 4,126 151,819 3% - (12%) 10% Mean $1,295 $36,769 8% 34% (7%) (4%) Median $768 $10,578 7% 0% (5%) (6%) Healthcare 04/20/21 Zai Lab $857 $14,133 6% - (9%) 12% 04/07/21 Maravai LifeSciences 563 3,137 18% 100% (10%) 22% 03/17/21 Sotera 675 7,848 9% 100% (5%) (5%) 03/01/21 Syneos Health 525 8,068 7% 100% (3%) 11% 02/10/21 Oak Street Health 690 13,833 5% 100% 4% 10% 02/04/21 Veracyte 633 5,168 12% - 0% (34%) 02/02/21 Argenx 1,068 16,535 6% - 1% (9%) 01/27/21 CureVac 518 17,661 3% - (14%) 28% 11/30/20 Elanco Animal Health 1,896 14,436 13% 100% (3%) 6% 10/27/20 Mirati Therapeutics 1,002 10,275 10% 8% 3% (19%) 04/20/21 Zai Lab 857 14,133 6% - (9%) 12% 04/07/21 Maravai LifeSciences 563 3,137 18% 100% (10%) 22% 03/17/21 Sotera 675 7,848 9% 100% (5%) (5%) 03/01/21 Syneos Health 525 8,068 7% 100% (3%) 11% 02/10/21 Oak Street Health 601 13,833 4% 100% 4% 10% Mean $803 $11,574 9% 62% (4%) 5% Median $675 $12,054 8% 100% (4%) 11% 11 Source: Dealogic, Factset as of 4/29/21

Recent transaction activity in Healthcare Technology Strategic rationale n Accelerates Microsoft’s healthcare industry cloud strategy n Builds upon the commercial partnership established between the companies in October 2019 to accelerate delivery of ambient intelligence technologies in the doctor’s office Transaction date: April 2021 Transaction size: $17.3 billion Transaction multiple: 12.2x Revenue / 44.8x EBITDA n Doubles Microsoft’s healthcare provider TAM, bringing the company’s total healthcare TAM to nearly $500 billion Percentage premium: 23% n Creates a true integrated, end-to-end business platform for the life sciences industry n Combines Medidata’s leading position in clinical trials and commercialization solutions with Dassault’s life sciences Transaction date: June 2019 solutions on the 3DEXPERIENCE collaborative platform Transaction size: $5.8 billion Transaction multiple: 7.8x Revenue / 31.2x EBITDA n Facilitates new therapeutic innovations by leveraging combined company’s knowledge and know-how Percentage premium: 21% n Complementary capabilities help customers more effectively connect and simplify core clinical, administrative and payment processes n Enhances clinicians’ ability to make the most informed and clinically advanced patient care decisions, more quickly Transaction date: January 2021 and easily Transaction size: $13.1 billion n Accelerates healthcare industry’s movement to a more modern, real-time and transparent payment system for Transaction multiple: 4.3x Revenue / 14.7x EBITDA payers, providers and consumers Percentage premium: 41% Note: Based on 1-yr fwd multiples 12Recent transaction activity in Healthcare Technology Strategic rationale n Accelerates Microsoft’s healthcare industry cloud strategy n Builds upon the commercial partnership established between the companies in October 2019 to accelerate delivery of ambient intelligence technologies in the doctor’s office Transaction date: April 2021 Transaction size: $17.3 billion Transaction multiple: 12.2x Revenue / 44.8x EBITDA n Doubles Microsoft’s healthcare provider TAM, bringing the company’s total healthcare TAM to nearly $500 billion Percentage premium: 23% n Creates a true integrated, end-to-end business platform for the life sciences industry n Combines Medidata’s leading position in clinical trials and commercialization solutions with Dassault’s life sciences Transaction date: June 2019 solutions on the 3DEXPERIENCE collaborative platform Transaction size: $5.8 billion Transaction multiple: 7.8x Revenue / 31.2x EBITDA n Facilitates new therapeutic innovations by leveraging combined company’s knowledge and know-how Percentage premium: 21% n Complementary capabilities help customers more effectively connect and simplify core clinical, administrative and payment processes n Enhances clinicians’ ability to make the most informed and clinically advanced patient care decisions, more quickly Transaction date: January 2021 and easily Transaction size: $13.1 billion n Accelerates healthcare industry’s movement to a more modern, real-time and transparent payment system for Transaction multiple: 4.3x Revenue / 14.7x EBITDA payers, providers and consumers Percentage premium: 41% Note: Based on 1-yr fwd multiples 12

What should Inovalon do next? Continue on standalone path Combine with larger platform n Capitalize on scarcity of healthcare n Leverage combined strengths to solidify technology platforms, performance leading position in healthcare technology momentum and high historical valuation n Capitalize on scarcity of healthcare technology platform and high market n Organic growth valuation n Aggressive M&A strategy n Next Steps n Next steps n Consider strategic dialogue with potential n Raise offensive capital buyers 13What should Inovalon do next? Continue on standalone path Combine with larger platform n Capitalize on scarcity of healthcare n Leverage combined strengths to solidify technology platforms, performance leading position in healthcare technology momentum and high historical valuation n Capitalize on scarcity of healthcare technology platform and high market n Organic growth valuation n Aggressive M&A strategy n Next Steps n Next steps n Consider strategic dialogue with potential n Raise offensive capital buyers 13

Raise offensive capital – discussion 14

Capital structure is in line with growth SaaS technology players Summary observations üLeverage down to 3.2x from ~5.5x at üDebt matures in 2025 and trades üStrong balance sheet time of Ability acquisition close to par Estimated capitalization Loan trading levels ($) As of 12/31/2020 Amount ($mm) xEBITDA $102.00 $101.00 Cash and cash equivalents $129 $100.00 $99.25 $100mm Revolving Credit Facility - $99.00 Yield: 3.12% Secured debt $886 3.7x $98.00 Total debt $915 3.8x $97.00 Net debt $786 3.2x $96.00 $95.00 03/31/21 LTM Adj. EBITDA $242 Apr-20 Jun-20 Aug-20 Oct-20 Dec-20 Feb-21 Apr-21 15 Source: Company filingsCapital structure is in line with growth SaaS technology players Summary observations üLeverage down to 3.2x from ~5.5x at üDebt matures in 2025 and trades üStrong balance sheet time of Ability acquisition close to par Estimated capitalization Loan trading levels ($) As of 12/31/2020 Amount ($mm) xEBITDA $102.00 $101.00 Cash and cash equivalents $129 $100.00 $99.25 $100mm Revolving Credit Facility - $99.00 Yield: 3.12% Secured debt $886 3.7x $98.00 Total debt $915 3.8x $97.00 Net debt $786 3.2x $96.00 $95.00 03/31/21 LTM Adj. EBITDA $242 Apr-20 Jun-20 Aug-20 Oct-20 Dec-20 Feb-21 Apr-21 15 Source: Company filings

Raise offensive capital – capital markets alternatives Common stock Convert Debt nnn Opportunity for Management to fully Low cost debt financing for issuers Cheapest form of capital Discussion market the story and attract software n Equity sold at a premium if convertedn Strong track record as existing issuer growth investors n Net-share settlement feature can n Receptive debt markets n Increase daily liquidity and technicals significantly reduce dilution n Great track record of deploying capital – n 1-2 week execution timeline both organically and for acquisitions n Significant embedded upside for investors n Preserves balance sheet flexibility for future financing needs n 1-2 weeks of preparation; target offering post earnings NDR and analyst day n Dilutionn Debt on balance sheet à refinancing n Software investors typically see leverage Considerations obligation at maturity if not converted at up to 3.0-3.5x nn May add friction costs in change of control May be best option for an identified situation acquisition n Size: $400 - $700mmn Size: $500mmn L+325-350 with 0 floor at 99-99.50 at 5.0x Illustrative gross leverage nn Discount: mid-single digits Coupon: 0.25% - 0.75% terms n Premium / share price: 30.0% - 35.0% / $39.75 n Call spread: 2.00% coupon / 100% conversion premium @ $60.00 16Raise offensive capital – capital markets alternatives Common stock Convert Debt nnn Opportunity for Management to fully Low cost debt financing for issuers Cheapest form of capital Discussion market the story and attract software n Equity sold at a premium if convertedn Strong track record as existing issuer growth investors n Net-share settlement feature can n Receptive debt markets n Increase daily liquidity and technicals significantly reduce dilution n Great track record of deploying capital – n 1-2 week execution timeline both organically and for acquisitions n Significant embedded upside for investors n Preserves balance sheet flexibility for future financing needs n 1-2 weeks of preparation; target offering post earnings NDR and analyst day n Dilutionn Debt on balance sheet à refinancing n Software investors typically see leverage Considerations obligation at maturity if not converted at up to 3.0-3.5x nn May add friction costs in change of control May be best option for an identified situation acquisition n Size: $400 - $700mmn Size: $500mmn L+325-350 with 0 floor at 99-99.50 at 5.0x Illustrative gross leverage nn Discount: mid-single digits Coupon: 0.25% - 0.75% terms n Premium / share price: 30.0% - 35.0% / $39.75 n Call spread: 2.00% coupon / 100% conversion premium @ $60.00 16

Roadmap for a successful equity offering for Inovalon Use proceeds to Attract new growth accelerate growth plan tech-oriented investors n Every acquisition significantly n Only 4 out of Inovalon’s top 20 outperformed expectations and shareholders are top holders of delivered strong return on invested technology SaaS peers capital Improve liquidity and trading technicals to facilitate building Highlight significant upside on a positions relative valuation basis ! n ADTV is only $16mm, 0.4% of market n Trades at a discount to SaaS peers cap and 0.7% of float 17Roadmap for a successful equity offering for Inovalon Use proceeds to Attract new growth accelerate growth plan tech-oriented investors n Every acquisition significantly n Only 4 out of Inovalon’s top 20 outperformed expectations and shareholders are top holders of delivered strong return on invested technology SaaS peers capital Improve liquidity and trading technicals to facilitate building Highlight significant upside on a positions relative valuation basis ! n ADTV is only $16mm, 0.4% of market n Trades at a discount to SaaS peers cap and 0.7% of float 17

Majority of Inovalon’s investors have been increasing positions 4Q 20 Change in position - shares (000's) 4Q 18 Investor Style Rank % O/S Position 4Q 20 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 Position % O/S Rank Black Creek IM Growth 1 5.0% 3,843 906 (1,548) (207) (791) (1,827) (1,329) (10) (475) 9,123 12.7% 1 È Neuberger Berman IA Growth 2 3.3% 2,521 283 (310) (49) (300) (139) (382) 36 (281) 3,665 5.1% 3 È Fidelity Growth 3 2.8% 2,144 (1,486) 947 (1,562) (1,884) (765) 411 357 (577) 6,702 9.3% 2 È Bernzott Capital Advisors Growth 4 2.2% 1,708 Ç (353) 440 178 (29) 48 11 1,414 - - 0.0% - Pura Vida Investments Hedge Fund 5 1.9% 1,429 Ç 297 85 (57) 396 633 75 - - - 0.0% - Tikvah Mgmt Hedge Fund 6 1.6% 1,245 È - - - (609) - - - 290 1,564 2.2% 4 Redwood Investments Growth 7 1.2% 950 Ç 1 (50) 999 - - - - - - 0.0% - Invesco CM GARP 8 1.1% 871 Ç 236 (62) 68 577 (867) 919 - (57) 57 0.1% 35 Arrowstreet Capital GARP 9 1.1% 851 È (35) (182) - 171 871 25 (18) 18 - 0.0% - Eaton Vance Mgmt GARP 10 0.9% 684 Æ - - - - - - - - 684 1.0% 7 Teachers Advisors GARP 11 0.8% 636 Ç (18) (2) 83 0 272 159 7 - 136 0.2% 21 Goldman Sachs AM GARP 12 0.8% 602 Ç 43 96 211 (47) (15) 55 60 (9) 208 0.3% 15 Charles Schwab IM GARP 13 0.7% 559 Ç 8 (41) 78 52 27 18 15 14 390 0.5% 10 Samjo Capital Hedge Fund 14 0.6% 460 Ç 460 - - - - - - - - 0.0% - BlackRock Advisors Growth 15 0.6% 430 Ç 2 3 9 (2) 163 103 46 6 102 0.1% 27 Dimensional Fund Advisors Value 16 0.6% 426 Ç 7 8 14 89 22 29 131 - 124 0.2% 22 Point72 AM Hedge Fund 17 0.5% 424 È 424 - - - - - (738) (290) 1,028 1.4% 6 TIAA-CREF IM GARP 18 0.5% 422 Ç 18 104 27 60 15 (3) 53 (7) 157 0.2% 19 Millennium Mgmt Hedge Fund 20 0.5% 389 Ç 149 40 139 (92) 152 (445) (172) 617 - 0.0% - Spence AM Growth 21 0.5% 376 Ç (1) 377 - - - - - - - 0.0% - Top 20 active investors 27.2% 20,976 1,113 (150) (211) (2,306) (1,562) 165 1,354 (1,369) 23,942 33.3% 18 Source: CFIT, FactSet as of 12/31/20 filings; Active investors excludes Broker/Dealers and index investors; Note: Shading represents increase in shares in 2020 compared to end of 2019Majority of Inovalon’s investors have been increasing positions 4Q 20 Change in position - shares (000's) 4Q 18 Investor Style Rank % O/S Position 4Q 20 3Q 20 2Q 20 1Q 20 4Q 19 3Q 19 2Q 19 1Q 19 Position % O/S Rank Black Creek IM Growth 1 5.0% 3,843 906 (1,548) (207) (791) (1,827) (1,329) (10) (475) 9,123 12.7% 1 È Neuberger Berman IA Growth 2 3.3% 2,521 283 (310) (49) (300) (139) (382) 36 (281) 3,665 5.1% 3 È Fidelity Growth 3 2.8% 2,144 (1,486) 947 (1,562) (1,884) (765) 411 357 (577) 6,702 9.3% 2 È Bernzott Capital Advisors Growth 4 2.2% 1,708 Ç (353) 440 178 (29) 48 11 1,414 - - 0.0% - Pura Vida Investments Hedge Fund 5 1.9% 1,429 Ç 297 85 (57) 396 633 75 - - - 0.0% - Tikvah Mgmt Hedge Fund 6 1.6% 1,245 È - - - (609) - - - 290 1,564 2.2% 4 Redwood Investments Growth 7 1.2% 950 Ç 1 (50) 999 - - - - - - 0.0% - Invesco CM GARP 8 1.1% 871 Ç 236 (62) 68 577 (867) 919 - (57) 57 0.1% 35 Arrowstreet Capital GARP 9 1.1% 851 È (35) (182) - 171 871 25 (18) 18 - 0.0% - Eaton Vance Mgmt GARP 10 0.9% 684 Æ - - - - - - - - 684 1.0% 7 Teachers Advisors GARP 11 0.8% 636 Ç (18) (2) 83 0 272 159 7 - 136 0.2% 21 Goldman Sachs AM GARP 12 0.8% 602 Ç 43 96 211 (47) (15) 55 60 (9) 208 0.3% 15 Charles Schwab IM GARP 13 0.7% 559 Ç 8 (41) 78 52 27 18 15 14 390 0.5% 10 Samjo Capital Hedge Fund 14 0.6% 460 Ç 460 - - - - - - - - 0.0% - BlackRock Advisors Growth 15 0.6% 430 Ç 2 3 9 (2) 163 103 46 6 102 0.1% 27 Dimensional Fund Advisors Value 16 0.6% 426 Ç 7 8 14 89 22 29 131 - 124 0.2% 22 Point72 AM Hedge Fund 17 0.5% 424 È 424 - - - - - (738) (290) 1,028 1.4% 6 TIAA-CREF IM GARP 18 0.5% 422 Ç 18 104 27 60 15 (3) 53 (7) 157 0.2% 19 Millennium Mgmt Hedge Fund 20 0.5% 389 Ç 149 40 139 (92) 152 (445) (172) 617 - 0.0% - Spence AM Growth 21 0.5% 376 Ç (1) 377 - - - - - - - 0.0% - Top 20 active investors 27.2% 20,976 1,113 (150) (211) (2,306) (1,562) 165 1,354 (1,369) 23,942 33.3% 18 Source: CFIT, FactSet as of 12/31/20 filings; Active investors excludes Broker/Dealers and index investors; Note: Shading represents increase in shares in 2020 compared to end of 2019

Top 30 institutional holders of peers Only 4 of Inovalon’s top holders are also top holders of the technology SaaS peers AUM Peers Total Peers Investor ($bn) Inovalon ($mm) GoodRx ($mm) Veeva ($mm) ZoomInfo ($mm) $mm # held Morgan Stanley IM $124 - $48 $3,446 $225 $3,719 3 / 3 T. Rowe Price 1,139 1 - 2,720 5 2,725 2 / 3 Fidelity 1,355 62 85 1,229 381 1,695 3 / 3 Artisan Partners 131 - - 1,652 - 1,652 1 / 3 Franklin Advisers 189 - - 800 105 905 2 / 3 Brown CM 15,934 - - 656 - 656 1 / 3 William Blair IM 718 - - 548 - 548 1 / 3 AllianceBernstein 2,643 3 - 464 7 471 2 / 3 Baron Capital 497 - 27 226 209 461 3 / 3 Wells CM 1,151 2 - 370 73 443 2 / 3 Norges Bank IM 10,192 2 - 381 56 436 2 / 3 Jackson Square Partners 256 - - 417 - 417 1 / 3 BlackRock IM (UK) 5,477 5 21 207 169 397 3 / 3 Allianz GI U.S. 773 - - 46 348 394 2 / 3 Federated Global IM 237 - - 325 69 394 2 / 3 Invesco Advisers 3,359 - 80 142 172 393 3 / 3 JPM IM 4,637 - - 380 8 388 3 / 3 Fred Alger Mgmt 415 - - 377 - 377 1 / 3 Capital Research World 908 - - - 297 297 1 / 3 Wellington Mgmt 670 - - 47 248 294 2 / 3 Arrowstreet Capital 85 25 - 252 - 252 1 / 3 American Century IM 167 - - 232 - 232 1 / 3 Winslow CM 26 - - 226 - 226 1 / 3 Discovery Value Fund (IM) 4 - - 225 - 225 1 / 3 Dragoneer Investment 8 - 51 - 167 218 2 / 3 Capital Research & Mgmt (GI) 622 - - - 211 211 1 / 3 Goldman Sachs AM 317 18 - 209 - 209 1 / 3 TIAA-CREF IM 239 12 19 133 - 152 2 / 3 Columbia Mgmt IA 296 6 - 144 - 144 1 / 3 Tiger Global Mgmt 46 - 84 - 7 92 2 / 3 19 Source: FactSet as of 12/31/20 filingsTop 30 institutional holders of peers Only 4 of Inovalon’s top holders are also top holders of the technology SaaS peers AUM Peers Total Peers Investor ($bn) Inovalon ($mm) GoodRx ($mm) Veeva ($mm) ZoomInfo ($mm) $mm # held Morgan Stanley IM $124 - $48 $3,446 $225 $3,719 3 / 3 T. Rowe Price 1,139 1 - 2,720 5 2,725 2 / 3 Fidelity 1,355 62 85 1,229 381 1,695 3 / 3 Artisan Partners 131 - - 1,652 - 1,652 1 / 3 Franklin Advisers 189 - - 800 105 905 2 / 3 Brown CM 15,934 - - 656 - 656 1 / 3 William Blair IM 718 - - 548 - 548 1 / 3 AllianceBernstein 2,643 3 - 464 7 471 2 / 3 Baron Capital 497 - 27 226 209 461 3 / 3 Wells CM 1,151 2 - 370 73 443 2 / 3 Norges Bank IM 10,192 2 - 381 56 436 2 / 3 Jackson Square Partners 256 - - 417 - 417 1 / 3 BlackRock IM (UK) 5,477 5 21 207 169 397 3 / 3 Allianz GI U.S. 773 - - 46 348 394 2 / 3 Federated Global IM 237 - - 325 69 394 2 / 3 Invesco Advisers 3,359 - 80 142 172 393 3 / 3 JPM IM 4,637 - - 380 8 388 3 / 3 Fred Alger Mgmt 415 - - 377 - 377 1 / 3 Capital Research World 908 - - - 297 297 1 / 3 Wellington Mgmt 670 - - 47 248 294 2 / 3 Arrowstreet Capital 85 25 - 252 - 252 1 / 3 American Century IM 167 - - 232 - 232 1 / 3 Winslow CM 26 - - 226 - 226 1 / 3 Discovery Value Fund (IM) 4 - - 225 - 225 1 / 3 Dragoneer Investment 8 - 51 - 167 218 2 / 3 Capital Research & Mgmt (GI) 622 - - - 211 211 1 / 3 Goldman Sachs AM 317 18 - 209 - 209 1 / 3 TIAA-CREF IM 239 12 19 133 - 152 2 / 3 Columbia Mgmt IA 296 6 - 144 - 144 1 / 3 Tiger Global Mgmt 46 - 84 - 7 92 2 / 3 19 Source: FactSet as of 12/31/20 filings

Investor targets for Inovalon equity offering Peers held Peers held Inovalon Inovalon Institution Growth PM Tech Healthcare pos $mm # $mm Institution Growth PM Tech Healthcare pos $mm # $mm Ash Shah, Ryan Justin Livengood, - Armistead Nash Jason Yeung - 3 $3,719 - - 3 $393 Dolan Henry Wu Rouven Wool- Matt Cohen, Chris Alan Tu, Sam - Joe Wilson - 3 388 - Lewis, Ziad Bakri, 1 2 2,725 Carter Johnson Nina Xu Will Danoff, Steve - Kyle Chen Teresa McRoberts - 1 377 Will Walker, Marly Eddie Yoon, Amy Wymer Kyle 62 3 1,695 Morgus Ge, Justin Segalini Weaver - Julien Gaertner Danyaal Farooqui - 1 297 Research - Ashish Rao Dan Reagan - 1 1,652 Jeff Wantman, - - - 2 294 Michael Carmen Jonathan Curtis, Gary Ko, Brad - - 2 905 Dan Searle Carris Marc Stad Jared Middleman Eric Jones - 2 218 - Sam Lau Wen-Tse Tseng 3 2 471 Nalin - - - 1 217 Yogasundram, Ashim Mehra, Adam Lieb Susan Robbins - 3 461 Scott Marolf Kimberly Wong, Mathews Cherian, Rich Wolf, Diana - - 1 211 - Brandon Oak Rohan Dighe - 2 443 World Mishaan Mehta Wagner, Sunny Kwak Anant Phillip Shefter 2 2 436 - Greg Tuorto 18 1 209 Padmanabhan Tony Kim, Will Erin Xie, Jeff Lee, - 5 3 397 - Terry Kontos Joanne Pigassou 12 2 152 Abecassis Arslan Mian Larry Lin, Daniel - Steve Abrahamson Vivian Wohl - 2 394 - Israel Hernandez 6 1 144 Kurland 20 Source: FactSet as of 12/31/20 filings Peers held: Veeva, GoodRx, ZoomInfo

Illustrative sizing analysis for Inovalon equity offering INOV current trading details Recent marketed follow-ons (deal size > $500mm) Price performance (%) (as of 04/29/21) Pricing Size Mkt cap % of mkt File/ Offer/ date Issuer name ($mm) ($mm) cap % sec offer Current Stock price $29.78 Technology 03/18/21 Skillz $768 $10,347 7% 47% (22%) (25%) % of 52-week high 96.78% 03/02/21 Cardlytics 501 4,249 12% - (8%) 7% 02/18/21 Twilio 1,833 64,118 3% - (4%) (12%) 02/18/21 Chegg 476 14,548 3% - (9%) (10%) Mkt cap ($mm / shs) $4,626mm /155.9mm 02/11/21 Varonis Systems 518 6,832 8% - (3%) (72%) 02/09/21 Lightspeed POS 676 9,357 7% - (3%) (0%) Float ($mm / shs) $2,195mm/74.3mm 02/05/21 Allegro Microsystems 586 5,997 10% 100% (5%) (16%) 02/04/21 Opendoor 771 16,318 5% - (5%) (23%) 01/13/21 Lemonade 796 10,578 8% 32% (10%) 30-day ADTV ($mm / shs) $12.9mm /449k (44%) 01/12/21 Zoom Video 2,000 104,127 2% - 1% (6%) Mean $892 $24,647 6% 20% (7%) (20%) $722 $10,463 7% 0% (5%) (14%) Median Sizing analysis at current price level Healthcare 04/20/21 Zai Lab $857 $14,133 6% - (9%) 12% Offering size ($mm) $400 $500 $600 $700 04/07/21 Maravai LifeSciences 563 3,137 18% 100% (10%) 22% 03/17/21 Sotera 675 7,848 9% 100% (5%) (5%) 13.4 16.8 20.1 23.5 Offering size (shs) 03/01/21 Syneos Health 525 8,068 7% 100% (3%) 11% 02/10/21 Oak Street Health 690 13,833 5% 100% 4% 10% 02/04/21 Veracyte 633 5,168 12% - 0% (34%) 9% 11% 13% 15% % of mkt cap 02/02/21 Argenx 1,068 16,535 6% - 1% (9%) 01/27/21 CureVac 518 17,661 3% - (14%) 28% 18% 23% 27% 32% 11/30/20 Elanco Animal Health 1,896 14,436 13% 100% (3%) 6% % of float 10/27/20 Mirati Therapeutics 1,002 10,275 10% 8% 3% (19%) Mean $842 $11,722 9% 53% (4%) 1% 30-day ADTV mult. 29.9x 37.4x 44.9x 52.4x Median $675 $13,833 8% 71% (3%) 6% JPMorgan led deals 21 Source: Dealogic, Factset as of 4/29/21

Recent JPMorgan-led equity transactions have outperformed the market January 2021 February 2021 February 2021 $2.0bn $690mm $1.8bn Follow-on Follow-on Follow-on Sole Underwriter & Lead Left Bookrunner & Lead Bookrunner Stabilization Agent Stabilization Agent ü Largest software follow-on… everü Upsized 24% from launch ü Priced at tight (4.2%) discount to last trade ü Priced at a premium to launch: 0.7% ü 167% premium to IPO price, and 22% to FFO 2 months prior ü Raised $5bn+ since IPO in 2016 ü Priced at a premium to launch: 4.4% 22Recent JPMorgan-led equity transactions have outperformed the market January 2021 February 2021 February 2021 $2.0bn $690mm $1.8bn Follow-on Follow-on Follow-on Sole Underwriter & Lead Left Bookrunner & Lead Bookrunner Stabilization Agent Stabilization Agent ü Largest software follow-on… everü Upsized 24% from launch ü Priced at tight (4.2%) discount to last trade ü Priced at a premium to launch: 0.7% ü 167% premium to IPO price, and 22% to FFO 2 months prior ü Raised $5bn+ since IPO in 2016 ü Priced at a premium to launch: 4.4% 22

Inovalon equity offering can be completed in 1–2 weeks Deal phase Key action items Deal considerations n Organizational call n Earnings release 4/28 n Due-diligence Preparation 1 n Non-deal roadshow following earnings release n Prepare legal documents, roadshow presentation, 1 week press releases n Target ~20 accounts n IR targeting discussion n ~10 new investors, 10 existing investors n Launch follow-on via press release / file preliminary n Analyst day 5/18 pro-sup with SEC n Research analyst teach-in n Presenting at JPMorgan conference 5/25 n Management call with underwriters’ salesforce Launch / execution n Launch aftermarket on 5/25 or 5/26 2 n Investor calls 1-2 days n Price transaction with management team and Pricing April 2021 May 2021 June 2021 Committee M T W T F M T W T F M T W T F 1 2 3 4 5 6 7 1 2 3 4 n Execute Underwriting Agreement and issue pricing 5 6 7 8 9 10 11 12 13 14 7 8 9 10 11 press release 12 13 14 15 16 18 19 20 21 14 15 16 17 18 17 19 20 21 22 23 24 25 26 27 28 21 22 23 24 25 Close (Post-pricing) n Finalize and file final prospectus with SEC 26 27 28 29 30 31 28 29 30 3 n Closing and settlement 3 days Holiday Execution window Inovalon earnings 23Inovalon equity offering can be completed in 1–2 weeks Deal phase Key action items Deal considerations n Organizational call n Earnings release 4/28 n Due-diligence Preparation 1 n Non-deal roadshow following earnings release n Prepare legal documents, roadshow presentation, 1 week press releases n Target ~20 accounts n IR targeting discussion n ~10 new investors, 10 existing investors n Launch follow-on via press release / file preliminary n Analyst day 5/18 pro-sup with SEC n Research analyst teach-in n Presenting at JPMorgan conference 5/25 n Management call with underwriters’ salesforce Launch / execution n Launch aftermarket on 5/25 or 5/26 2 n Investor calls 1-2 days n Price transaction with management team and Pricing April 2021 May 2021 June 2021 Committee M T W T F M T W T F M T W T F 1 2 3 4 5 6 7 1 2 3 4 n Execute Underwriting Agreement and issue pricing 5 6 7 8 9 10 11 12 13 14 7 8 9 10 11 press release 12 13 14 15 16 18 19 20 21 14 15 16 17 18 17 19 20 21 22 23 24 25 26 27 28 21 22 23 24 25 Close (Post-pricing) n Finalize and file final prospectus with SEC 26 27 28 29 30 31 28 29 30 3 n Closing and settlement 3 days Holiday Execution window Inovalon earnings 23

Strategic discussion 24Strategic discussion 24

Inovalon is the only true technology platform in healthcare Technology Healthcare Empowering data-driven healthcare Cloud-based, highly integrated at scale platform Marquee client base across all major Comprehensive and constantly healthcare verticals expanding data asset Unique ability to generate actionable insights Powerful analytics capabilities Full technology stack to enable industry transition to value based care Superior tech infrastructure Unique ability to create comprehensive Continuous innovation patient and population based data views Leading client footprint across Modern technology Data as a service all healthcare verticals 25Inovalon is the only true technology platform in healthcare Technology Healthcare Empowering data-driven healthcare Cloud-based, highly integrated at scale platform Marquee client base across all major Comprehensive and constantly healthcare verticals expanding data asset Unique ability to generate actionable insights Powerful analytics capabilities Full technology stack to enable industry transition to value based care Superior tech infrastructure Unique ability to create comprehensive Continuous innovation patient and population based data views Leading client footprint across Modern technology Data as a service all healthcare verticals 25

Tech M&A activity has picked up significantly U.S. Tech M&A deal volume ($bn) 2017–2021YTD software M&A volume ($bn) Strategics Sponsors $445 $432 $362 147 169 83 $215 $209 34 $167 $533bn 42 285 279 276 $324 181 125 $31 21 10 '17 '18 '19 '20 '20YTD '21YTD # of deals: 206 208 202 222 47 75 median 36% 24% 30% 38% 23% 28% 1 premium : ~40% all software M&A % sponsor since 2017 has been completed by sponsors 25% 23% 34% 38% 67% 16% deals: Source: Dealogic (as of 4/15/2021), any U.S. party involvement, only includes deals greater than $100mm with final stake >50%; FactSet 1 1-month median premium 26Tech M&A activity has picked up significantly U.S. Tech M&A deal volume ($bn) 2017–2021YTD software M&A volume ($bn) Strategics Sponsors $445 $432 $362 147 169 83 $215 $209 34 $167 $533bn 42 285 279 276 $324 181 125 $31 21 10 '17 '18 '19 '20 '20YTD '21YTD # of deals: 206 208 202 222 47 75 median 36% 24% 30% 38% 23% 28% 1 premium : ~40% all software M&A % sponsor since 2017 has been completed by sponsors 25% 23% 34% 38% 67% 16% deals: Source: Dealogic (as of 4/15/2021), any U.S. party involvement, only includes deals greater than $100mm with final stake >50%; FactSet 1 1-month median premium 26

Select software transactions – strategic buyers NTM FV / revenue < 20% revenue growth 20–30% revenue growth 1-day 23% 14% 21% 40% 63% 12% 55% 19% 3% premium paid 26.9x 19.5x 14.0x¹ 13.5x 12.2x 12.0x 12.0x 11.6x 11.1x 10.9x 11.0x 9.3x 8.5x 8.1x 7.8x 7.8x 7.5x 6.0x Target Acquirer Announce Apr-21 Apr-21 Aug-20 Aug-19 Jun-19 Jun-19 Oct-18 Jan-18 Jan-21 Dec-20 Nov-20 May-20 Nov-18 Oct-18 Oct-18 Sep-18 Jun-18 May-18 Date Firm value $8.5 $17.3 $11.0 $2.1 $5.8 $15.7 $33.4 $2.3 $2.3 $28.0 $2.8 $1.0 ~$8.0 $1.8 $2.3 $4.8 $1.6 $1.7 (bn) NTM rev. 8% 9% 15% 14% 17% 18% 15% 18% 30% 25% 30% ~30% ~25% 23% 21% 22% 22% 25% growth FV / NTM 33.0x 44.8x 24.4x – 31.2x NM 34.1x 45.9x – – – – NM – – – – – EBITDA 27 Source: Company filings, Wall Street research, Renaissance reports, FactSet; ¹ Quote from CFO at Morgan Stanley TMT conference 11/16/2018Select software transactions – strategic buyers NTM FV / revenue < 20% revenue growth 20–30% revenue growth 1-day 23% 14% 21% 40% 63% 12% 55% 19% 3% premium paid 26.9x 19.5x 14.0x¹ 13.5x 12.2x 12.0x 12.0x 11.6x 11.1x 10.9x 11.0x 9.3x 8.5x 8.1x 7.8x 7.8x 7.5x 6.0x Target Acquirer Announce Apr-21 Apr-21 Aug-20 Aug-19 Jun-19 Jun-19 Oct-18 Jan-18 Jan-21 Dec-20 Nov-20 May-20 Nov-18 Oct-18 Oct-18 Sep-18 Jun-18 May-18 Date Firm value $8.5 $17.3 $11.0 $2.1 $5.8 $15.7 $33.4 $2.3 $2.3 $28.0 $2.8 $1.0 ~$8.0 $1.8 $2.3 $4.8 $1.6 $1.7 (bn) NTM rev. 8% 9% 15% 14% 17% 18% 15% 18% 30% 25% 30% ~30% ~25% 23% 21% 22% 22% 25% growth FV / NTM 33.0x 44.8x 24.4x – 31.2x NM 34.1x 45.9x – – – – NM – – – – – EBITDA 27 Source: Company filings, Wall Street research, Renaissance reports, FactSet; ¹ Quote from CFO at Morgan Stanley TMT conference 11/16/2018

Select software transactions – financial sponsors NTM FV / revenue < 20% revenue growth 20–30% revenue growth 1-day 34% 8% 54% 19% 53% 31% 21% 30% 68% premium paid 12.0x 9.0x 8.0x 7.9x 7.5x 7.1x 7.0x 6.6x 6.6x 6.6x 6.5x 5.5x Target Acquirer Announce Apr-21 Dec-20 Nov-20 Oct-19 Feb-19 Nov-18 Dec-20 Dec-20 Nov-20 Dec-19 Feb-19 Dec-18 Date Firm value $12.3bn $3.5 $1.7 $3.9 $10.7 $1.8 $1.2 $9.5 $1.1 $1.9 $1.9 $1.9 (bn) NTM rev. 15% 13% 8% ~10% 19% 17% ~30% ~20% 22% ~20% ~20% 25% growth FV / NTM 46.0x NM 16.7x 30.8x 33.2x NM – 26.3x – – 23.0x NM EBITDA 28 Source: Company filings, Wall Street research, Renaissance reports, FactSetSelect software transactions – financial sponsors NTM FV / revenue < 20% revenue growth 20–30% revenue growth 1-day 34% 8% 54% 19% 53% 31% 21% 30% 68% premium paid 12.0x 9.0x 8.0x 7.9x 7.5x 7.1x 7.0x 6.6x 6.6x 6.6x 6.5x 5.5x Target Acquirer Announce Apr-21 Dec-20 Nov-20 Oct-19 Feb-19 Nov-18 Dec-20 Dec-20 Nov-20 Dec-19 Feb-19 Dec-18 Date Firm value $12.3bn $3.5 $1.7 $3.9 $10.7 $1.8 $1.2 $9.5 $1.1 $1.9 $1.9 $1.9 (bn) NTM rev. 15% 13% 8% ~10% 19% 17% ~30% ~20% 22% ~20% ~20% 25% growth FV / NTM 46.0x NM 16.7x 30.8x 33.2x NM – 26.3x – – 23.0x NM EBITDA 28 Source: Company filings, Wall Street research, Renaissance reports, FactSet

Control premiums in US technology transactions % Control premiums 2016 – 2021YTD; US Technology Median Mean 1st quartile 49% 44% 38% 37% 33% 30% 1-day 1-month 29 Source: DealogicControl premiums in US technology transactions % Control premiums 2016 – 2021YTD; US Technology Median Mean 1st quartile 49% 44% 38% 37% 33% 30% 1-day 1-month 29 Source: Dealogic

Preliminary Inovalon valuation summary For illustrative purposes only Sponsor 52-week Analyst Trading Premiums Discounted Discounted Transaction ability to pay² range price targets multiples equity value¹ cash flow multiples paid $55.00 $54.25 $53.75 $48.50 $47.75 $44.75 $35.00 $39.75 $38.75 $31.00 $35.25 $35.00 $34.25 $34.50 Current share price: $29.78 $22.00 $15.25 Metrics '22E EBITDA ($mm) '23E–'24E EBITDA ($mm) Discount rate NTM Revenue ($mm) Revenue CAGR ('20A-'26E) Current share price $321 $382–$431 7.5%–8.5% $789 11.0%–15.0% $29.78 Multiples (x) '22E FV / EBITDA '22E FV / EBITDA Terminal growth FV / NTM Revenue EBITDA margin ('26E) 1-day premiums paid 20.0–25.0x 20.0–25.0x 2.5%–3.5% 8.0–12.0x 40.0%–45.0% 30%–60% to current At 22.5x exit multiple and 20% required IRR 30 Note: Share prices rounded to the nearest $0.25; Current share price reflects as of 4/29/21; Based on adjusted street case; ¹ Assumes 8.0% discount rate; ² Assumes transaction entry date of 12/31/21 and exit of 12/31/26, 7.5x max pro forma net debtPreliminary Inovalon valuation summary For illustrative purposes only Sponsor 52-week Analyst Trading Premiums Discounted Discounted Transaction ability to pay² range price targets multiples equity value¹ cash flow multiples paid $55.00 $54.25 $53.75 $48.50 $47.75 $44.75 $35.00 $39.75 $38.75 $31.00 $35.25 $35.00 $34.25 $34.50 Current share price: $29.78 $22.00 $15.25 Metrics '22E EBITDA ($mm) '23E–'24E EBITDA ($mm) Discount rate NTM Revenue ($mm) Revenue CAGR ('20A-'26E) Current share price $321 $382–$431 7.5%–8.5% $789 11.0%–15.0% $29.78 Multiples (x) '22E FV / EBITDA '22E FV / EBITDA Terminal growth FV / NTM Revenue EBITDA margin ('26E) 1-day premiums paid 20.0–25.0x 20.0–25.0x 2.5%–3.5% 8.0–12.0x 40.0%–45.0% 30%–60% to current At 22.5x exit multiple and 20% required IRR 30 Note: Share prices rounded to the nearest $0.25; Current share price reflects as of 4/29/21; Based on adjusted street case; ¹ Assumes 8.0% discount rate; ² Assumes transaction entry date of 12/31/21 and exit of 12/31/26, 7.5x max pro forma net debt

Illustrative valuation at various prices Current Share price $40.00 $42.00 $44.00 $46.00 $48.00 $50.00 $29.78 Firm value ($mm)¹ Metric ($mm) $5,591 $7,250 $7,575 $7,875 $8,200 $8,525 $8,850 Premium to current – 34% 41% 48% 54% 61% 68% Premium to 90-day VWAP 17% 57% 65% 72% 80% 88% 96% FV / Revenue 2021E Revenue $761 7.4x 9.5x 10.0x 10.4x 10.8x 11.2x 11.6x 2022E Revenue $875 6.4x 8.3x 8.7x 9.0x 9.4x 9.7x 10.1x FV / EBITDA (no synergies) 2021E EBITDA $271 20.6x 26.8x 28.0x 29.1x 30.3x 31.5x 32.7x 2022E EBITDA $321 17.4x 22.6x 23.6x 24.5x 25.6x 26.6x 27.6x FV / PF EBITDA ($50mm illustrative synergies) 2021E PF EBITDA $321 17.4x 22.6x 23.6x 24.6x 25.6x 26.6x 27.6x 2022E PF EBITDA $371 15.1x 19.5x 20.4x 21.2x 22.1x 23.0x 23.9x Source: Company filings; FactSet as of 4/29/21; Based on adjusted street case; Note: Firm values rounded to the nearest $25mm; ¹ Reflects fully diluted firm value 31

Potential strategic partners Key investment themes Tier 1 1 n Significant emphasis on vertical-focused data/AI opportunities 2n Most players are actively analyzing angles to enter and disrupt the healthcare ecosystem at scale Tier 2 3n Increasing focus on customer 360 degree platform 4 n Cloud infrastructure providers are targeting select verticals with a strategy of market segment ownership 32Potential strategic partners Key investment themes Tier 1 1 n Significant emphasis on vertical-focused data/AI opportunities 2n Most players are actively analyzing angles to enter and disrupt the healthcare ecosystem at scale Tier 2 3n Increasing focus on customer 360 degree platform 4 n Cloud infrastructure providers are targeting select verticals with a strategy of market segment ownership 32

Potential financial sponsor partners Key investment themes Sponsors n Strong appetite for software assets, especially platforms with 1 high margin potential and sticky customer bases n Increasing focus on high-growth healthcare / healthcare 2 technology n Making larger, more concentrated bets in high-quality market 3 leaders n Premiums paid for platform assets with clear strategic 4 potential to drive highly accretive M&A 33Potential financial sponsor partners Key investment themes Sponsors n Strong appetite for software assets, especially platforms with 1 high margin potential and sticky customer bases n Increasing focus on high-growth healthcare / healthcare 2 technology n Making larger, more concentrated bets in high-quality market 3 leaders n Premiums paid for platform assets with clear strategic 4 potential to drive highly accretive M&A 33

Illustrative sponsor ability to pay analysis Street '20A–'23E CAGR: 12% Street '23E margin: 38% Illustrative pro forma cap. at $40 / share (~35% premium), $mm Illustrative sources and uses at $40 / share (~35% premium), $mm Leverageable Sources Uses Amount % cap EBITDA Existing cash $129 Existing debt $915 Cash $50 1% Revolver – – – Transaction debt 2,250 Purchase equity 6,455 Term Loan B 1,500 23% 5.0x New equity 5,121 Minimum cash 50 Senior unsecured 750 11% 2.5x Total debt $2,250 34% 7.5x Transaction costs 80 New equity $5,121 78% 17.1x Total sources $7,499 Total uses $7,499 Total capitalization $6,598 100% 22.0x Revenue CAGR vs. EBITDA margin Exit EBITDA multiple vs. EBITDA margin n 20% required IRRn 20% required IRR n 22.5x exit EBITDA multiplen 13.0% revenue CAGR (2020A–2026E) Implied offer price / offer premium Implied offer price / offer premium Revenue CAGR 2020A–2026E FV / EBITDA exit multiple (1-ye Fa V r /fo EB rw Ia TrD dA ) exit multiple (1-year forward) 11.0% 13.0% 15.0% 20.0x 22.5x 25.0x 40.0% $34.50 / 16% $38.75 / 30% $43.50 / 46% 40.0% $35.00 / 18% $38.75 / 30% $42.50 / 43% 42.5% 36.50 / 23% 41.00 / 38% 46.00 / 54% 42.5% 37.00 / 24% 41.00 / 38% 45.00 / 51% 45.0% 38.50 / 29% 43.25 / 45% 48.50 / 63% 45.0% 39.00 / 31% 43.25 / 45% 47.50 / 60% 34 Note: Share prices rounded to the nearest $0.25; Based on adjusted street case; Offer premiums reflect with respect to share price as of 4/29/21 Assumes transaction entry date of 12/31/21 and exit of 12/31/26, leverageable EBITDA of $300mm 2026E EBITDA margin 2026E EBITDA marginIllustrative sponsor ability to pay analysis Street '20A–'23E CAGR: 12% Street '23E margin: 38% Illustrative pro forma cap. at $40 / share (~35% premium), $mm Illustrative sources and uses at $40 / share (~35% premium), $mm Leverageable Sources Uses Amount % cap EBITDA Existing cash $129 Existing debt $915 Cash $50 1% Revolver – – – Transaction debt 2,250 Purchase equity 6,455 Term Loan B 1,500 23% 5.0x New equity 5,121 Minimum cash 50 Senior unsecured 750 11% 2.5x Total debt $2,250 34% 7.5x Transaction costs 80 New equity $5,121 78% 17.1x Total sources $7,499 Total uses $7,499 Total capitalization $6,598 100% 22.0x Revenue CAGR vs. EBITDA margin Exit EBITDA multiple vs. EBITDA margin n 20% required IRRn 20% required IRR n 22.5x exit EBITDA multiplen 13.0% revenue CAGR (2020A–2026E) Implied offer price / offer premium Implied offer price / offer premium Revenue CAGR 2020A–2026E FV / EBITDA exit multiple (1-ye Fa V r /fo EB rw Ia TrD dA ) exit multiple (1-year forward) 11.0% 13.0% 15.0% 20.0x 22.5x 25.0x 40.0% $34.50 / 16% $38.75 / 30% $43.50 / 46% 40.0% $35.00 / 18% $38.75 / 30% $42.50 / 43% 42.5% 36.50 / 23% 41.00 / 38% 46.00 / 54% 42.5% 37.00 / 24% 41.00 / 38% 45.00 / 51% 45.0% 38.50 / 29% 43.25 / 45% 48.50 / 63% 45.0% 39.00 / 31% 43.25 / 45% 47.50 / 60% 34 Note: Share prices rounded to the nearest $0.25; Based on adjusted street case; Offer premiums reflect with respect to share price as of 4/29/21 Assumes transaction entry date of 12/31/21 and exit of 12/31/26, leverageable EBITDA of $300mm 2026E EBITDA margin 2026E EBITDA margin

Process to discover change of control value = JPMorgan to proactively reach out to key potential strategic partners and have a discussion around a transformation of the business, strategic fit and desirability of the asset – Company to continue its current dialogue with strategics = JPMorgan will also have a dialogue with a couple of the key financial sponsors as to their view on Inovalon as a go-private possibility and understand the exact thinking of this group of potential partners = All of these conversations will be “banker style” conversations, not as part of any formal or attributed process = Depending on reactions / feedback from these meetings, JPM will make connections with the management team and catalyze further discussion if / as appropriate = Articulation of strong interest / proposal will provide a platform to broadly test this path for the company Main objective is to catalyze one of the parties to express interest and submit a formal proposal 35Process to discover change of control value = JPMorgan to proactively reach out to key potential strategic partners and have a discussion around a transformation of the business, strategic fit and desirability of the asset – Company to continue its current dialogue with strategics = JPMorgan will also have a dialogue with a couple of the key financial sponsors as to their view on Inovalon as a go-private possibility and understand the exact thinking of this group of potential partners = All of these conversations will be “banker style” conversations, not as part of any formal or attributed process = Depending on reactions / feedback from these meetings, JPM will make connections with the management team and catalyze further discussion if / as appropriate = Articulation of strong interest / proposal will provide a platform to broadly test this path for the company Main objective is to catalyze one of the parties to express interest and submit a formal proposal 35

M&A process can be executed in ~12 weeks Management involvement required Information / materials required Post n JPM to connect with key decision makers at tier 1 strategics earnings – Initial buyer education phase and select sponsors Buyer education and n Target to filter down to highly probable 3–5 strategics and 2 Low n Investor day presentation materials discover sponsors and set up introductory meeting with management n Short form of management presentation of interest Medium n Shareholder approach End of n Key KPIs and financial projections May High n Management meetings with serious interested parties only Management meetings Further engagement if n Post meetings, receive indications of valuen Phase 1: 15–20 page presentation based on – serious interest public information / investor day materials materializes End of n Phase 2: 2–3 hour presentation based on June – n If indications are compelling, perform market check in a internal information including projections tight process High n Phase 3: Functional meetings including n Due diligence and access to dataroom Launch formal product, GTM, financials process with n Negotiation of legal documentation High several parties n Sign and announce End of – Dataroom July n To cover product, R&D, sales / GTM / n Regulatory approvals Medium customers, financials / accounting, HR, IT, legal Required n Shareholder approval – approvals September / October 36M&A process can be executed in ~12 weeks Management involvement required Information / materials required Post n JPM to connect with key decision makers at tier 1 strategics earnings – Initial buyer education phase and select sponsors Buyer education and n Target to filter down to highly probable 3–5 strategics and 2 Low n Investor day presentation materials discover sponsors and set up introductory meeting with management n Short form of management presentation of interest Medium n Shareholder approach End of n Key KPIs and financial projections May High n Management meetings with serious interested parties only Management meetings Further engagement if n Post meetings, receive indications of valuen Phase 1: 15–20 page presentation based on – serious interest public information / investor day materials materializes End of n Phase 2: 2–3 hour presentation based on June – n If indications are compelling, perform market check in a internal information including projections tight process High n Phase 3: Functional meetings including n Due diligence and access to dataroom Launch formal product, GTM, financials process with n Negotiation of legal documentation High several parties n Sign and announce End of – Dataroom July n To cover product, R&D, sales / GTM / n Regulatory approvals Medium customers, financials / accounting, HR, IT, legal Required n Shareholder approval – approvals September / October 36

Market cap: $236bn Strategics buyer insights – Salesforce FV / ’22E Rev.: 7.4x FV / ’22E uFCF: 39.9x Key decision makers Bret Taylor John Somorjai JPMorgan Marc Benioff President and COO EVP relationship Chairman & CEO Salesforce Corporate Development Highly aligned with Salesforce’s increasing focus and investor messaging around a more fulsome suite of healthcare solutions = Increased sales point connectivity and cross sell of solutions = Strategic = Natural alignment with embedded Tableau capabilities to get a better perspective of both customers and patients rationale Further leverage Vlocity’s healthcare industry cloud beachhead and connectivity capabilities to expand customer access = = Favourably positioned to monetize robust data access across a wide base of healthcare constituents Primarily valuation methodology is a DCF, giving credit to synergies = How they assess value Jun ’16 Notable Dec ’20 Aug ’20 Jun ’19 Apr ’19 Mar ’18 8.9x rev Jun ’13 23.9x rev $1.4bn 9.0x rev $300mm 13.2x rev $2.7bn 5.5x rev M&A deals Channel-based SaaS operations $14.7bn non-profit $5.8bn e-commerce $2.3bn JPM advised messaging management Data visualization social enterprise API development platform e-mail marketing 37 Company filings; press releases; FactSet as of 4/29/21 Note: All transaction multiples reflect NTM, unless noted otherwise

Market cap: $176bn Strategics buyer insights – SAP FV / ’22E Rev.: 5.1x FV / ’22E uFCF: 24.4x Key decision makers JPMorgan Hasso Plattner Christian Klein Luka Mucic Chairman relationship CEO CFO Major entry point into healthcare with unprecedented, highly functional data = Immediate exposure to all major constituent bases in healthcare = Strategic = Strengthens SAP’s push to cloud model rationale Likely will require time to get conviction on the space = = Look at synergized DCF and transaction comps, with a focus on SAP’s prior deals vs. market comps How they EPS and balance sheet sensitive = assess value May ’12 Nov ’18 Sep ’18 Jan ’18 7.5x Dec ’11 Notable Jan ’21 27.6x 8.5x 7.4x Jun ’13 $4.6bn 7.6x Jan ’21 $1.0bn $8.0bn $7.2bn $2.5bn $1.5bn Business $3.1bn M&A deals $1.8bn Business process Experience Travel Online training eCommerce commerce Human capital JPM advised Spin-off IPO management management management management software software management 38 Company filings; press releases; FactSet as of 4/19/21 Note: All transaction multiples reflect NTM, unless noted otherwiseMarket cap: $176bn Strategics buyer insights – SAP FV / ’22E Rev.: 5.1x FV / ’22E uFCF: 24.4x Key decision makers JPMorgan Hasso Plattner Christian Klein Luka Mucic Chairman relationship CEO CFO Major entry point into healthcare with unprecedented, highly functional data = Immediate exposure to all major constituent bases in healthcare = Strategic = Strengthens SAP’s push to cloud model rationale Likely will require time to get conviction on the space = = Look at synergized DCF and transaction comps, with a focus on SAP’s prior deals vs. market comps How they EPS and balance sheet sensitive = assess value May ’12 Nov ’18 Sep ’18 Jan ’18 7.5x Dec ’11 Notable Jan ’21 27.6x 8.5x 7.4x Jun ’13 $4.6bn 7.6x Jan ’21 $1.0bn $8.0bn $7.2bn $2.5bn $1.5bn Business $3.1bn M&A deals $1.8bn Business process Experience Travel Online training eCommerce commerce Human capital JPM advised Spin-off IPO management management management management software software management 38 Company filings; press releases; FactSet as of 4/19/21 Note: All transaction multiples reflect NTM, unless noted otherwise

Market cap: $1,902bn Strategics buyer insights – Microsoft FV / ’22E Rev.: 9.6x FV / ’22E uFCF: 28.9x Key decision makers JPMorgan Satya Nadella Amy Hood CEO CFO relationship = Establish scaled moat with two of the most significant healthcare technology assets of scale Microsoft / Nuance AI capabilities highly complementary to Inovalon’s data access = Strategic rationale = Combined platform would have unparalled patient insight capabilities = Meaningful cross sell potential DCF with synergies = How they = Precedent transactions with a similar financial profile assess value (Devices & Services) Jun ’16 Jun ’18 Apr’ 21 $26.3bn Notable $7.5bn $17.3bn Sep ‘20 6.8x rev Sep ’14 Jun ’12 May ’11 20.3x rev May ’07 12.2x rev $7.5bn 25.4x EBITDA $2.5bn $1.2bn $8.5bn Jan ’08 M&A deals Software $5.9bn 44.8x EBITDA Video game Employment- 5.0x rev Sep ’13 ~10x rev 8.3x rev $1.2bn development 7.4x rev Conversational developer oriented Video game $7.2bn Intra-enterprise 32.2x LTM 6x rev JPM advised AI & publisher version control social media development Smartphones social networking EBITDA 57.0x EBITDA 28.4x EBITDA 39 Company filings; press releases; FactSet as of 4/19/21 Note: All transaction multiples reflect NTM, unless noted otherwiseMarket cap: $1,902bn Strategics buyer insights – Microsoft FV / ’22E Rev.: 9.6x FV / ’22E uFCF: 28.9x Key decision makers JPMorgan Satya Nadella Amy Hood CEO CFO relationship = Establish scaled moat with two of the most significant healthcare technology assets of scale Microsoft / Nuance AI capabilities highly complementary to Inovalon’s data access = Strategic rationale = Combined platform would have unparalled patient insight capabilities = Meaningful cross sell potential DCF with synergies = How they = Precedent transactions with a similar financial profile assess value (Devices & Services) Jun ’16 Jun ’18 Apr’ 21 $26.3bn Notable $7.5bn $17.3bn Sep ‘20 6.8x rev Sep ’14 Jun ’12 May ’11 20.3x rev May ’07 12.2x rev $7.5bn 25.4x EBITDA $2.5bn $1.2bn $8.5bn Jan ’08 M&A deals Software $5.9bn 44.8x EBITDA Video game Employment- 5.0x rev Sep ’13 ~10x rev 8.3x rev $1.2bn development 7.4x rev Conversational developer oriented Video game $7.2bn Intra-enterprise 32.2x LTM 6x rev JPM advised AI & publisher version control social media development Smartphones social networking EBITDA 57.0x EBITDA 28.4x EBITDA 39 Company filings; press releases; FactSet as of 4/19/21 Note: All transaction multiples reflect NTM, unless noted otherwise

Market cap: $219bn Strategics buyer insights – Oracle FV / ’22E Rev.: 6.4x FV / ’22E uFCF: 16.7x Key decision makers JPMorgan Larry Ellison Safra Catz Chairman & CTO relationship CEO Have been highly active searching for the right asset in healthcare = Highly aligned with Oracle Cloud for Healthcare capabilities and positioned to provide in-depth customer insights Strategic = rationale = Some potential enterprise solution cross sell in certain segments Would likely require significant time to establish conviction; sizeable transaction relative to historical activity = DCF-based valuation giving credit for synergies = How they = Assess value looking at cash-on-cash returns analysis assess value Dec ’17 Notable 7.5x rev Apr ’17 Jul ’16 Dec ’14 Jun ’14 Mar ’05 $1.2bn $850mm 7.9x rev $1.2bn 3.0x rev 3.0x rev M&A deals Mobile Online $8.8bn Marketing $4.5bn Dec ’08 $500mm JPM advised collaboration advertising Cloud computing services Healthcare CRM $550mmC Retail software 40 Company filings; press releases; FactSet as of 4/19/21 Note: All transaction multiples reflect NTM, unless noted otherwise

Market cap: $1,750bn Strategics buyer insights – Amazon FV / ’22E Rev.: 3.2x FV / ’22E uFCF: 33.8x Key decision makers Adam Selipsky Peter Krawiec JPMorgan Andy Jassy CEO, VP, Worldwide CEO, Amazon relationship Amazon Web Services Corporate Development Further demonstrates commitment to build out healthcare platform = Strategic = Data access to further expand both telehealth and PillPack customer connectivity and capabilities rationale Strategic position and access poised to inform next leg of stool in healthcare = = Extremely valuation disciplined How they Only willing to step in absolute must own situations = = Utilizes DCF and trading comparables to support valuation assess value Assess standalone valuation as well as PF value within Amazon = Notable Jun ’17 Jun ’20 Sep ’20 Feb ’18 Jun ’18 9.9x EBITDA M&A deals $1.2bn $450mm¹ Apr ’19 Feb ’19 $900mm $753mm $13.5bn JPM advised Autonomous mobility Connected fitness Autonomous delivery Autonomous delivery Home security Online pharmacy Grocery 41 Company filings; press releases; FactSet as of 4/19/21 Note: All transaction multiples reflect NTM, unless noted otherwise; JPM provided financing with respect to the Whole Foods transaction; ¹ Amazon participated in the $450mm Series C investmentMarket cap: $1,750bn Strategics buyer insights – Amazon FV / ’22E Rev.: 3.2x FV / ’22E uFCF: 33.8x Key decision makers Adam Selipsky Peter Krawiec JPMorgan Andy Jassy CEO, VP, Worldwide CEO, Amazon relationship Amazon Web Services Corporate Development Further demonstrates commitment to build out healthcare platform = Strategic = Data access to further expand both telehealth and PillPack customer connectivity and capabilities rationale Strategic position and access poised to inform next leg of stool in healthcare = = Extremely valuation disciplined How they Only willing to step in absolute must own situations = = Utilizes DCF and trading comparables to support valuation assess value Assess standalone valuation as well as PF value within Amazon = Notable Jun ’17 Jun ’20 Sep ’20 Feb ’18 Jun ’18 9.9x EBITDA M&A deals $1.2bn $450mm¹ Apr ’19 Feb ’19 $900mm $753mm $13.5bn JPM advised Autonomous mobility Connected fitness Autonomous delivery Autonomous delivery Home security Online pharmacy Grocery 41 Company filings; press releases; FactSet as of 4/19/21 Note: All transaction multiples reflect NTM, unless noted otherwise; JPM provided financing with respect to the Whole Foods transaction; ¹ Amazon participated in the $450mm Series C investment

Market cap: $1,508bn Strategics buyer insights – Alphabet FV / ’22E Rev.: 5.8x FV / ’22E uFCF: 24.9x Key decision makers Don Harrison JPMorgan Sanjay Kapoor Bill Ready President Head of Corporate relationship President of Commerce Partnership & Corp Dev Development Major entry point into healthcare with unprecedented, highly functional data = Immediate exposure to all major constituent bases in healthcare Strategic = rationale = Cross functionality with data to both sell into healthcare channel and use across broader user base Commercial / product opportunity most important valuation driver = How they = Use precedent transaction multiples and long-term investment IRRs as support assess value Notable Nov ’19 July ’20 Jan ’20 1.1x rev Jun ’19 Nov ’15 Nov ’15 M&A deals $4.7bn $163mm $1.6bn $2.6bn $380mm $380mm JPM advised Network Search Wearables Business intelligence Enterprise applications Enterprise applications 42 Company filings; press releases; FactSet as of 4/19/21 Note: All transaction multiples reflect NTM, unless noted otherwiseMarket cap: $1,508bn Strategics buyer insights – Alphabet FV / ’22E Rev.: 5.8x FV / ’22E uFCF: 24.9x Key decision makers Don Harrison JPMorgan Sanjay Kapoor Bill Ready President Head of Corporate relationship President of Commerce Partnership & Corp Dev Development Major entry point into healthcare with unprecedented, highly functional data = Immediate exposure to all major constituent bases in healthcare Strategic = rationale = Cross functionality with data to both sell into healthcare channel and use across broader user base Commercial / product opportunity most important valuation driver = How they = Use precedent transaction multiples and long-term investment IRRs as support assess value Notable Nov ’19 July ’20 Jan ’20 1.1x rev Jun ’19 Nov ’15 Nov ’15 M&A deals $4.7bn $163mm $1.6bn $2.6bn $380mm $380mm JPM advised Network Search Wearables Business intelligence Enterprise applications Enterprise applications 42 Company filings; press releases; FactSet as of 4/19/21 Note: All transaction multiples reflect NTM, unless noted otherwise

Market cap: $63.3bn Strategics buyer insights – Dassault Systems / Medidata FV / ’22E Rev.: 10.4x FV / ’22E uFCF: 47.8x Key decision makers Pascal Daloz Bernard Charles Tarek Shelif JPMorgan COO & CFO CEO CEO & Co-founder, Medidata Corporate Strategy Officer relationship Extend Dassault’s life sciences business as its core competency to become its largest business segment in the company = = Immediately access Inovalon’s massive primary-source datasets to enhance Dassault / Medidata’s cloud-based data & analytics capabilities Strategic = Enable Dassault’s expansion into other key segments of healthcare, including payers and providers rationale = Cross-sell opportunities and synergies with Inovalon platform Notable M&A deals Jun ’19 Dec ’18 Sep ’17 $5.8bn $425mm $400mm Life Sciences lifecycle Manufacturing ERP Product engineering management software software 43 Company filings; press releases; FactSet as of 4/29/21 Note: All transaction multiples reflect NTM, unless noted otherwiseMarket cap: $63.3bn Strategics buyer insights – Dassault Systems / Medidata FV / ’22E Rev.: 10.4x FV / ’22E uFCF: 47.8x Key decision makers Pascal Daloz Bernard Charles Tarek Shelif JPMorgan COO & CFO CEO CEO & Co-founder, Medidata Corporate Strategy Officer relationship Extend Dassault’s life sciences business as its core competency to become its largest business segment in the company = = Immediately access Inovalon’s massive primary-source datasets to enhance Dassault / Medidata’s cloud-based data & analytics capabilities Strategic = Enable Dassault’s expansion into other key segments of healthcare, including payers and providers rationale = Cross-sell opportunities and synergies with Inovalon platform Notable M&A deals Jun ’19 Dec ’18 Sep ’17 $5.8bn $425mm $400mm Life Sciences lifecycle Manufacturing ERP Product engineering management software software 43 Company filings; press releases; FactSet as of 4/29/21 Note: All transaction multiples reflect NTM, unless noted otherwise

Market cap: $45.1bn Strategics buyer insights – IQVIA FV / ’22E Rev.: 3.9x FV / ’22E uFCF: 27.8x Key decision makers Ari Bousbib Ron Bruehlman JPMorgan Chairman & CEO CFO relationship = Combination of leading end-to-end data & analytics solutions for clinical research with the industry’s largest primary-source real world data repository Strategic = Meaningful synergy potential across key life sciences verticals rationale = Unmatched scale across key healthcare constituents with significant cross-sell potential Notable M&A deals Apr ’21 May ’16 April ’14 May ’13 $1.9bn $23.0bn $1.3bn $0.9bn Clinical lab services Merger of equals Initial public offering Initial public offering 44 Company filings; press releases; FactSet as of 4/19/21 Note: All transaction multiples reflect NTM, unless noted otherwiseMarket cap: $45.1bn Strategics buyer insights – IQVIA FV / ’22E Rev.: 3.9x FV / ’22E uFCF: 27.8x Key decision makers Ari Bousbib Ron Bruehlman JPMorgan Chairman & CEO CFO relationship = Combination of leading end-to-end data & analytics solutions for clinical research with the industry’s largest primary-source real world data repository Strategic = Meaningful synergy potential across key life sciences verticals rationale = Unmatched scale across key healthcare constituents with significant cross-sell potential Notable M&A deals Apr ’21 May ’16 April ’14 May ’13 $1.9bn $23.0bn $1.3bn $0.9bn Clinical lab services Merger of equals Initial public offering Initial public offering 44 Company filings; press releases; FactSet as of 4/19/21 Note: All transaction multiples reflect NTM, unless noted otherwise

Additional potential strategic partners 2022E 2022E 2022E 2022E Company Key management Market cap ($bn) Revenue growth EBITDA margin FV / Revenue FV / uFCF Hock Tan (President, CEO) Broadcom $190bn 5% 60% 8.1x 15.4x Kirsten Separs (CFO / CAO) David Henshall, (President, CEO) Citrix $16bn 8% 35% 4.7x 14.6x Arlen Shenkman (CFO, EVP) Will Lansing (President, CEO) FICO $16bn 10% 40% 11.2x NA Michael McLaughlin (CFO, EVP) James Lico, (President, CEO) Fortive $25bn 5% 25% 5.3x 26.5x Charles McLaughlin, (CFO) Arvind Krishna, (Chairman, CEO) IBM $129bn 1% 25% 2.4x 14.3x James Kavanaugh, (CFO, SVP) Yo Honma (President) NTT $22bn 3% 16% 1.2x 25.3x Toshi Fujiwara (CFO, CTO) Laurence Hunn (President, CEO) Roper $47bn 5% 36% 8.4x 26.0x Robert Crisci (CFO, EVP) Douglas Merritt (CEO) Splunk $21bn 24% 4% 6.9x 44.1x Jason Child (CFO, SVP) Peter Gassner (Founder, CEO) Veeva $46bn 18% 40% 18.1x 56.3x Brent Bowman (CFO) Aneel Bhusri (Chairman, Co-CEO) Workday $47bn 17% 24% 10.2x 49.5x Robynne Sisco (Co-President, CFO) Henry Shuck (Chairman, CEO) Zoominfo $5bn 27% 47% 12.0x 29.0x Cameron Hyzer (CFO) 45 Source: Company filings, FactSet as of 4/29/21Additional potential strategic partners 2022E 2022E 2022E 2022E Company Key management Market cap ($bn) Revenue growth EBITDA margin FV / Revenue FV / uFCF Hock Tan (President, CEO) Broadcom $190bn 5% 60% 8.1x 15.4x Kirsten Separs (CFO / CAO) David Henshall, (President, CEO) Citrix $16bn 8% 35% 4.7x 14.6x Arlen Shenkman (CFO, EVP) Will Lansing (President, CEO) FICO $16bn 10% 40% 11.2x NA Michael McLaughlin (CFO, EVP) James Lico, (President, CEO) Fortive $25bn 5% 25% 5.3x 26.5x Charles McLaughlin, (CFO) Arvind Krishna, (Chairman, CEO) IBM $129bn 1% 25% 2.4x 14.3x James Kavanaugh, (CFO, SVP) Yo Honma (President) NTT $22bn 3% 16% 1.2x 25.3x Toshi Fujiwara (CFO, CTO) Laurence Hunn (President, CEO) Roper $47bn 5% 36% 8.4x 26.0x Robert Crisci (CFO, EVP) Douglas Merritt (CEO) Splunk $21bn 24% 4% 6.9x 44.1x Jason Child (CFO, SVP) Peter Gassner (Founder, CEO) Veeva $46bn 18% 40% 18.1x 56.3x Brent Bowman (CFO) Aneel Bhusri (Chairman, Co-CEO) Workday $47bn 17% 24% 10.2x 49.5x Robynne Sisco (Co-President, CFO) Henry Shuck (Chairman, CEO) Zoominfo $5bn 27% 47% 12.0x 29.0x Cameron Hyzer (CFO) 45 Source: Company filings, FactSet as of 4/29/21

Financial sponsor buyer universe Fund size Key Contact Select software transactions Select healthcare transactions n Bryan Taylor, Managing Director $18bn n Lauren Young, Managing Director $9bnn David Humphrey, Managing Director n Joseph Baratta, Global Head of Private Equity $25bn n Martin Brand, Head of U.S. Private Equity n Dipanjan (DJ) Deb, Co-Founder and CEO $8bn n David Tunnell, Managing Partner $16bnn Tarim Wasim, Partner n Sameer Narang, Partner n Brian Ruder, Partner $11bn n Henry Minello, Partner $20bnn Greg Mondre, Co-CEO n Orlando Bravo, Founder & Managing Partner n Holden Spaht, Managing Partner $18bn n Seth Boro, Managing Partner n Todd Sisitsky, Managing Partner $11bn n Nehal Raj, Partner 46 Source: Press releases, company filings: Note: Fund size reflects size of most recent flagship fundFinancial sponsor buyer universe Fund size Key Contact Select software transactions Select healthcare transactions n Bryan Taylor, Managing Director $18bn n Lauren Young, Managing Director $9bnn David Humphrey, Managing Director n Joseph Baratta, Global Head of Private Equity $25bn n Martin Brand, Head of U.S. Private Equity n Dipanjan (DJ) Deb, Co-Founder and CEO $8bn n David Tunnell, Managing Partner $16bnn Tarim Wasim, Partner n Sameer Narang, Partner n Brian Ruder, Partner $11bn n Henry Minello, Partner $20bnn Greg Mondre, Co-CEO n Orlando Bravo, Founder & Managing Partner n Holden Spaht, Managing Partner $18bn n Seth Boro, Managing Partner n Todd Sisitsky, Managing Partner $11bn n Nehal Raj, Partner 46 Source: Press releases, company filings: Note: Fund size reflects size of most recent flagship fund

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